                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.86305%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

ISSUE DATE:  06/29/2001
CERTIFICATE BALANCE AT ISSUE:  $1,065,402,497.69

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     443                         $175,404,239.82
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $164,853.32
Unscheduled Principal Collection/Reversals                            $25,176.75
Liquidations-in-full                                      57      $22,310,234.39
Net principal Distributed                                         $22,500,264.46    ($22,500,264.46)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        386                         $152,903,975.36

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,088,539.47

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $86,446.02

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $23,502,357.91

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-7                                  WEIGHTED AVERAGE PC RATE:    6.86305%
POOL NUMBER:  Group 1 = 1743, 1744, 1745
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 2               $106,013.90
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $22,500,264.46     $1,002,093.45             $0.00     $1,002,093.45             $0.00    $23,502,357.91

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,376,218.00             $0.00             $0.00             $0.00     $9,376,218.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $28,128,656.00             $0.00             $0.00             $0.00    $28,128,656.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    9      $3,578,793.99         2        $743,196.36         1        $318,807.71

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2        $893,260.94         1        $972,467.57

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $14,180,286.22
                CB2                $6,404,000.12
                CB3                $4,116,857.87
                CB4                $2,744,571.93
                CB5                $1,829,714.59
                CB6                $1,826,902.41
                              __________________
                Total             $31,102,333.14
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2001-7                 POOL NUMBER:  Group 1 = 1743, 1744, 1745

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $152,903,975.36**        $6,506,526.57***        $3,578,793.99***
Number:                         2499                     15                       9
% of Pool:                    100.00%                  4.26%                   2.34%
(Dollars)
% of Pool:                    100.00%                  0.60%                   0.36%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $743,196.36***          $318,807.71***          $893,260.94***
Number:                           2                       1                       2
% of Pool:                    0.49%                    0.21%                   0.58%
(Dollars)
% of Pool:                    0.08%                    0.04%                   0.08%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $972,467.57***
Number:                           1
% of Pool:                     0.64%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.14351757.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.